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                                                                   EXHIBIT 10.15


              THIRD AMENDMENT TO ASSET PURCHASE AND SALE AGREEMENT

         This Third Amendment to Asset Purchase and Sale Agreement (this "Third Amendment"), dated as of September 29, 1998, between OmniAmerica Towers, Inc. f/k/a OmniAmerica, Inc., a Delaware corporation (the "Buyer"), and certain wholly-owned subsidiaries of Arch Communications Group, Inc., a Delaware corporation ("ACG") which are identified on the signature page of this Third Amendment (the "Sellers" and each individually, a "Seller") amends the Asset Purchase and Sale Agreement, dated as of April 10, 1998, between the Buyer and the Sellers or the Sellers' predecessors-in-interest for the sale of communications facilities, as previously amended by amendments dated June 26, 1998 and August 12, 1998 (the "Agreement"), to the extent set forth herein. All capitalized terms used but not defined herein shall have the same meaning as set forth in the Agreement.

         1. Section 2(e) of the Agreement is hereby amended by the addition of the following paragraphs:

         "With respect to the following six Sites, the Parties agree that to the extent not included in the Second Closing Date, such Sites may be closed at any time, upon mutual agreement of the parties, between the Second Closing Date and the Third Closing Date (as defined herein). The Sites may be closed individually or in groups in any number of closings between the Second and Third Closing Dates all by mutual agreement of the parties. The relevant sites are:

            (i)    State Road 32, 2.3 miles west of Douglas, Douglas, GA (0-4)

            (ii)   65 Birch Road, W. Springfield, MA (Brush Hill) (0-7)

            (iii)  S. of Big Hill, Rockcastle County, KY (L-35)

            (iv)   Grove Street, Lewiston, Androscoggin, ME (L-58)

            (v)    Rte. 76, Ripley, Chautauqua County, NY (L-77)

            (vi)   City of St. George, Washington County, UT (L-112)

         The parties acknowledge that some or all of the foregoing six Sites may be included in the second Closing if supplemental documentation or information satisfactory to Buyer becomes available prior to September 29, 1998. If any such Site is included in the second Closing, conveyance documents dated as of the Second Closing Date (such as bills of sale, deeds and leases) will be executed or revised if necessary to reflect such inclusion. Similarly, exhibits such as Exhibit A to the Master Tower Space Lease (as amended) will be revised, if necessary, to reflect Sites actually included in the second Closing.

         The parties agree that the Second Closing Date shall be the date on which Buyer transmits to Sellers the portion of the Purchase Price allocable to Sites included in the Second Closing (which is anticipated to be September 29, 1998) and the second Closing shall not be effective among the Parties until such funds are transmitted.


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A third Closing will be held on December 31, 1998 or such earlier date as the parties may agree in respect of the Sites to which Gerard T. Uht, Sr. is the lessor of either land and a tower or just a tower, which Sites are listed below. Such third closing date shall be referred to as the "Third Closing Date". All conditions to the Buyer's and Sellers' obligations to close in respect of the Second Closing Date as set forth in the Agreement shall apply to the transactions contemplated for the Third Closing Date.

The Sites related to Gerard T. Uht, Sr. are the following:

            (i)    Arkwright, Chautauqua County, NY (L-71);

            (ii)   Werner Road, Attica, Wyoming County, NY (L-72);

            (iii)  Little Valley, Cattaraugus County, NY (L-75 and L-76);

            (iv)   Cherry Hill, Albion, Erie County, PA (L-94 and L-95);

            (v)    New Buffalo Road, Corry, Erie County, PA (L-96 and L-97);

            (vi)   1611 Peach Street, Erie, Erie County, PA (L-98);

            (vii)  Townline Road, Meadville, Crawford County, PA (L-100);

            (viii) Lee Road, Mill Village, Erie County, PA (L-101 and L-102);

            (ix)   Bredinsburg Road, Oil City, Venango County, PA (L-103 and
                   L-104);

            (x)    Off U.S. 19, Summit, Erie County, PA (L-105);

            (xi)   Cherrytree Township, Venango County, PA (L-106 and L-107);
                   and

            (xii)  Butchers Mill Road, Warren, Warren County, PA (L-108)."

         2. Except as provided above, the Agreement remains unchanged and in full force and effect.



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         IN WITNESS WHEREOF, the Parties hereto have executed this Third
Amendment as of the date first above written.


BUYER:                          SELLERS:
OmniAmerica Towers, Inc.        The Westlink Company, a Delaware corporation
                                Arch Capitol District, Inc., a New York
                                         corporation
                                Arch Michigan, a Delaware corporation (for
                                         itself and as successor in interest to
By: /s/ F. HOWARD MANDEL                 Arch Communications Enterprises, Inc.,
   -------------------------             a Delaware corporation)
     F. Howard Mandel           Arch Southeast Communications, Inc., a Delaware
     Vice President and                  corporation
     Assistant Secretary        The Beeper Company of America, Inc., a
                                         Colorado corporation
                                Arch Connecticut Valley, Inc., a
                                         Massachusetts  corporation
                                Answer Iowa, Inc., an Iowa corporation
                                Arch Paging, Inc., a Delaware corporation
                                         (formerly USA Mobile Communications,
                                         Inc. III and successor by merger to Q
                                         Media  Company-Paging, Inc., a Delaware
                                         corporation, and Professional
                                         Communications, Inc.,  a Pennsylvania
                                         corporation, Q Media Company-Paging,
                                         Inc. and Q Media Paging-Alabama, Inc.
                                         themselves successors in interest to
                                         USA Mobile Communications, Inc. II, a
                                         Delaware corporation)
                                Arch Communications, Inc., a Delaware
                                         corporation (formerly USA Mobile
                                         Communications, Inc. II, a Delaware
                                         corporation)

                                By: /s/ ROBERT B. ALPERIN
                                   -------------------------------------------
                                     Robert B. Alperin
                                     Vice President-Business Development